U.S. SMALL BUSINESS ADMINISTRATION PAYCHECK PROTECTION PROGRAM

NOTE

SBA Loan #:	66687171-01
SBA Loan Name:	Paycheck Protection Program
Loan Date:	4/14/2020
Loan Amount:	$563,700.00
Interest Rate:	1.00%
Maturity Date:	4/17/2022
Borrower:	SCIENTIFIC INDUSTRIES INC
Lender:	First National Bank of Pennsylvania

This Note represents the Loan (as defined below) made by Lender pursuant to the Paycheck Protection Program (the “PPP”). Borrower confirms and agrees that the Loan is subject in all respects to the Coronavirus Aid, Relief, and Economic Security Act and the requirements, rules, regulations, procedures and guidance concerning the PPP as from time to time promulgated by the U.S. Department of Treasury and/or SBA (collectively, the “PPP Regulations”), including, without limitation, all PPP Regulations applicable to permitted uses of loan proceeds and loan forgiveness.

1. PROMISE TO PAY

In return for the Loan, Borrower promises to pay to the order of Lender the amount of $563,700.00, interest on the unpaid principal balance, and all other amounts required by this Note.

2. DEFINITIONS

“Loan” means the loan evidenced by this Note.

    “Loan Documents” means the documents related to this Loan signed by Borrower, including the Borrower Application Form for the Paycheck Protection Program and the Use of Proceeds Certificate and Borrower Certificate executed and delivered by Borrower in connection with this Note.

“SBA” means the Small Business Administration, an Agency of the United States of America.

3. PAYMENT TERMS

Borrower must make all payments at the place and in the method Lender designates. The payment terms for this Note are:

Initial Deferment Period: No payments are due on this Loan for 6 months from the date of first disbursement of this Loan. Interest will continue to accrue during the deferment period. After the Initial Deferment Period, to the extent not prohibited by the PPP

                  Regulations or the loan authorization applicable to the Loan (in each case as determined by Lender in its sole discretion) interest that accrued during the Initial Deferment Period but that is not subject to loan forgiveness shall be due and payable on the date that is 7 months from the date of first disbursement.

        Loan Forgiveness: Borrower may apply to Lender for forgiveness of the amount due on this Loan in an amount equal to the sum of the following costs incurred by Borrower during the 8-week period beginning on the date of first disbursement of this Loan:

            a. Payroll costs
            b. Any payment of interest on a covered mortgage obligation (which shall not include any prepayment of or payment of principal on a covered mortgage obligation)
            c. Any payment on a covered rent obligation d. Any covered utility payment

The amount of Loan forgiveness shall be calculated (and may be reduced) in accordance with the requirements of the PPP, including the provisions of Section 1106 of the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) (P.L. 116-136). Not more than 25% of the amount forgiven can be attributable to non-payroll costs. If             Borrower  has received an EIDL advance, then that amount shall be subtracted from the loan forgiveness amount.

        Maturity: This Note will mature two years from date of first disbursement of this Loan.

        Repayment Terms:

Interest Rate: The interest rate on this Note is one percent per year. The interest rate is fixed and will not be changed during the life of the Loan.

Installment Payments Following Deferment Period: Borrower must pay monthly principal and interest payments in 18 equal installments on the outstanding principal balance on the Loan amortized over the term of the Loan, unless otherwise forgiven in whole or in part in accordance with the PPP Regulations, beginning 7 months from the date of this Note until the maturity date. Payments of principal and interest must be made on such date as designated by Lender in the months during which they are due.

Application of Installment Payments: Lender will apply each installment payment first to pay interest accrued to the day Lender received the payment, then to bring principal current, and will apply any remaining balance to reduce principal.

Payment at Maturity: All remaining principal and accrued interest is due and payable two years from the date of first disbursement of this Loan.

        Loan Prepayment: Notwithstanding any provision in this Note to the contrary:

Borrower may prepay this Note at any time without penalty. Borrower may prepay 20 percent or less of the unpaid principal balance at any time without notice. IfBorrower prepays more than 20 percent and the Loan has been sold on the secondary market, Borrower must:

a. Give Lender written notice;
b. Pay all accrued interest; and
c. If the prepayment is received less than 21 days from the date Lender received the notice, pay an amount equal to 21 days interest from the date lender received the notice, less any interest accrued during the 21 days and paid under b. of this paragraph.

                    If  Borrower does not prepay within 30 days from the date Lender received the notice, Borrower must give Lender a new notice.

Non-Recourse: Lender and SBA shall have no recourse against any individual shareholder, member or partner of Borrower for non-payment of the Loan, except to the extent that such shareholder, member or partner uses the Loan proceeds for an unauthorized purpose.

Late Fees: Following the Initial Deferment Period, to the extent not prohibited by the PPP Regulations or the loan authorization applicable to the Loan (in each case as determined by Lender in its sole discretion), if the Lender has not received the full amount of any monthly payment by the end of fifteen (15) calendar days after the date it is due, Borrower agrees to pay a late charge to the Lender. The amount of the charge will be 4.0% of Borrower’s overdue payment of principal and interest.

4. DEFAULT

Borrower is in default under this Note if Borrower does not make a payment when due under this Note, or if Borrower:

A. Fails to do anything required by this Note and other Loan Documents;

B. Defaults on any other loan with Lender;

           C. Does not disclose, or anyone acting on its behalf does not disclose, any material fact to Lender or SBA;

D. Makes, or anyone acting on its behalf makes, (i) a materially false or misleading representation to Lender or SBA or (ii) a false or incorrect statement or certification in any certificate, attestation or agreement included in any Loan Documents;

E. Defaults on any loan or agreement with another creditor, if Lender believes the default may materially affect Borrower’s ability to pay this Note;

F. Fails to pay any taxes when due;

G. Becomes the subject of a proceeding under any bankruptcy or insolvency law;

H. Has a receiver or liquidator appointed for any part of their business or property; I. Makes an assignment for the benefit of creditors;

 J.  Has any adverse change in financial condition or business operation that Lender believes may materially affect Borrower’s ability to pay this Note;

K. Reorganizes, merges, consolidates, or otherwise changes ownership or business structure without Lender’s prior written consent; or

L. Becomes the subject of a civil or criminal action that Lender believes may materially affect Borrower’s ability to pay this Note.

5. LENDER’S RIGHTS IF THERE IS A DEFAULT

Without notice or demand and without giving up any of its rights, Lender may:

A. Require immediate payment of all amounts owing under this Note;

B. Collect all amounts owing from Borrower; or

C. File suit and obtain judgment.

6. LENDER’S GENERAL POWERS

Without notice and without Borrower’s consent, Lender may:

A. Incur expenses to collect amounts due under this Note, enforce the terms of this Note or any other Loan Document. Among other things, the expenses may include payments for property taxes, prior liens, insurance, appraisals, environmental remediation costs, and reasonable attorney’s fees and costs. If Lender incurs such expenses, it may demand immediate repayment from Borrower or add the expenses to the principal balance; and

B. Release anyone obligated to pay this Note.

7. WHEN FEDERAL LAW APPLIES; GOVERNING LAW AND VENUE

When SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations. As to this Note, Borrower may not claim or assert against SBA any local or state law to deny any obligation, defeat any claim of SBA, or preempt federal law.

When the SBA is not the holder, this Note will be interpreted and enforced under the laws of the Commonwealth of Pennsylvania (the “Lender’s State”). All judicial proceedings arising in or under or related to the Loan, this Note or any of the other Loan Documents may be brought in any state or federal court located in the Lender’s State. By execution and delivery of this Note, Borrower generally and unconditionally: (a) consents to nonexclusive personal jurisdiction in the Lender’s State; (b) waives any objection as to jurisdiction or venue in the Lender’s State; (c) agrees not to assert any defense based on lack of jurisdiction or venue in the aforesaid courts; and (d) irrevocably agrees to be bound by any judgment rendered thereby in connection with the Loan, this Loan or the other Loan Documents.

8. SUCCESSORS AND ASSIGNS

Under this Note, Borrower includes its successors, and Lender includes its successors and assigns. Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Note.

9. GENERAL PROVISIONS

A. All individuals and entities signing this Note as a Borrower are jointly and severally liable.

B. Borrower waives all suretyship defenses.

C. Borrower must sign all documents necessary at any time to comply with the Loan Documents.

D. Lender may exercise any of its rights separately or together, as many times and in any order it chooses. Lender may delay or forgo enforcing any of its rights without giving up any of them.

E. Borrower may not use an oral statement of Lender or SBA to contradict or alter the written terms of this Note.

F. If any part of this Note is unenforceable, all other parts remain in effect.

G. To the extent allowed by law, Borrower waives all demands and notices in connection with this Note, including presentment, demand, protest, and notice of dishonor. Borrower also waives any defenses based upon any claim that Lender did not obtain any guarantee.

H. Borrower’s execution, delivery and performance of this Note and all other Loan Documents have been duly authorized by all necessary corporate action of Borrower. The individual or individuals executing this Note and all other Loan Documents are duly authorized to do so.

10. FURTHER ASSURANCES

The Loan and this Note are subject in all respects to the PPP Regulations, including any PPP Regulations promulgated after the date of this Note. If, after the date of this Note, any further PPP Regulations are promulgated or if the PPP Regulations mandate a form of or the terms of the note, loan authorization or other loan documents for PPP loans, Borrower agrees to execute any further instruments and documents and to take such further actions as Lender requests, including exchanging this Note for a new note, executing an amendment to this Note, or executing any other loan documents that Lender requests. In the event of any exchange of or amendment to this Note, the disbursement date applicable to the Loan (and all related time periods under the PPP Regulations and the maturity date applicable to this Loan) shall be the same as set forth in this Note.

11. BORROWER ’S NAME AND SIGNATURE

By signing below, each individual or entity executing this Note as “Borrower” becomes obligated under this Note as Borrower.

BORROWER:

SCIENTIFIC INDUSTRIES INC

By:

s Maria H. Santos
MARIA SANTOS, PRESIDENT

                                                                                                                                                                        USE OF PROCEEDS CERTIFICATE

This Use of Proceeds Certificate is dated as of the date set forth below and is delivered to First National Bank of Pennsylvania (“Lender”) in connection with the loan (the “Loan”) to be made by Lender to the undersigned borrower (“Borrower”) pursuant to the Paycheck Protection Program (the “PPP”) and guaranteed by the Small Business Administration (the “SBA”).

The undersigned, on his, her or its own behalf or as a duly elected, qualified and acting officer of Borrower, certifies to Lender that Borrower will use the Loan proceeds for the purposes specified below:

$563,700.00
for Payroll Costs and Payments on Mortgage Interest, Rent, Utilities and Interest on Other Debt Obligations (at least 75% of this amount shall be used for Payroll Costs)

IN WITNESS WHEREOF, the undersigned has executed this Use of Proceeds Certificate on his, her or its own behalf or as a duly elected, qualified and acting officer of Borrower, as of the date set forth below.

BORROWER:

SCIENTIFIC INDUSTRIES INC

By:

s Maria Santos
MARIA SANTOS PRESIDENT

BORROWER CERTIFICATE

This Borrower Certificate is dated as of the date set forth below and is delivered to First National Bank of Pennsylvania (“Lender”) in connection with the loan (the “Loan”) to be made by Lender to the undersigned borrower (“Borrower”) pursuant to the Paycheck Protection Program (the “PPP”) and guaranteed by the Small Business Administration (the “SBA”).

The undersigned, on his, her or its own behalf or as a duly elected, qualified and acting officer of
Borrower, certifies to Lender as follows:

1. Borrower acknowledges that if Borrower defaults on the Loan, SBA may be required to pay Lender under the SBA guarantee, and SBA may then seek recovery on the Loan (to the extent any balance remains after loan forgiveness).

2. Borrower will keep books and records in a manner satisfactory to Lender, furnish financial statements as requested by Lender, and allow Lender and SBA to inspect and audit books, records and papers relating to Borrower’s financial or business condition.

3. Borrower will not, without Lender’s consent, change its ownership structure, make any distribution of company assets that would adversely affect its financial condition, or transfer (including pledging) or dispose of any assets, except in the ordinary course of business.

4. All of the certifications made by Borrower in the Paycheck Protection Program Borrower Application Form exclusively prepared and executed by Borrower, and delivered to Lender, are true and correct in all respects as of the date of this Borrower Certificate.

5. The resolutions attached to this Borrower Certificate as Exhibit A are a full, true and correct copy of the resolutions adopted by the Borrower’s board of directors or other applicable governing body, and said resolutions have not been in any way modified, repealed, rescinded, amended or revoked.

IN WITNESS WHEREOF, the undersigned has executed this Borrower Certificate on his, her or its own behalf or as a duly elected, qualified and acting officer of Borrower, as of the date set forth below.

BORROWER:

SCIENTIFIC INDUSTRIES INC

By:

s Maria Santos
MARIA SANTOS PRESIDENT

Exhibit A

to
Borrower Certificate

RESOLVED, that SCIENTIFIC INDUSTRIES INC (“Borrower”) be, and hereby is, authorized to borrow from FIRST NATIONAL BANK OF PENNSYLVANIA (“Lender”) $563,700.00 pursuant to a loan made by Lender pursuant to the Paycheck Protection Program.

RESOLVED FURTHER, that any officer of Borrower be, and he or she is hereby authorized, directed and empowered, in the name of Borrower, to execute and deliver to Lender all applications, notes, and other documents and instruments providing for such loan and evidencing such loan, with interest thereon, and said officers are authorized from time to time to execute renewals, extensions and/or amendments of said applications, notes and other documents and instruments, all in such form as said officers may approve, and the execution thereof by said authorized officers shall be conclusive evidence of such approval.

RESOLVED FURTHER, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, and that Lender may conclusively rely upon a certified copy of these resolutions as to the officers of Borrower and continue to conclusively rely on such certified copy of these resolutions for all past, present and future transactions until written notice of any change hereto or thereto is given to Lender by Borrower by certified mail, return receipt requested.

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